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                                  HEXCEL CORPORATION
                            MANAGEMENT STOCK PURCHASE PLAN


1.  PURPOSES; TYPES OF GRANTS; CONSTRUCTION.

         The purposes of the Hexcel Corporation Management Stock Purchase Plan (the "Plan") are to attract and retain highly-qualified executives, to align executive and stockholder long-term interests by creating a direct link between annual incentive executive compensation and stockholder return and to enable executives to purchase stock by using a portion of their annual incentive compensation so that they can develop and maintain a substantial stock ownership position in Hexcel Corporation (the "Company").

2.  DEFINITIONS.

         As used in this Plan, the following words and phrases shall have the meanings indicated:

              (a) "Agreement" shall mean an agreement entered into between the Company and a Participant in connection with a grant under the Plan.

              (b) "Annual Bonus" shall mean the bonus earned by a Participant for any Company fiscal year under the Annual Plan.

              (c) "Annual Plan" shall mean the Hexcel Corporation Management Incentive Compensation Plan, as amended from time to time.

              (d) "Beneficial Owner" (and variants thereof) shall have the meaning given in Rule 13d-3 promulgated under the Exchange Act.

              (e)  "Board" shall mean the Board of Directors of the Company.

              (f) "Cause" shall mean (i) the willful and continued failure by the Participant to substantially perform the Participant's duties with the Company (other than any such failure resulting from the Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Participant by the Company, which demand specifically identifies the manner in which the Company believes that the Participant has not substantially per-

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formed the Participant's duties, or (ii) the willful engaging by the
Participant in conduct which is demonstrably and materially injurious to the Company or its subsidiaries, monetarily or otherwise. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's act, or failure to act, was in the best interest of the Company.

              (g) "Change in Control" shall have the meaning given in Article 6 hereof.

              (h) "Ciba" shall mean Ciba-Geigy Limited, a Swiss corporation, or such corporation or corporations as are substituted for Ciba-Geigy Limited, together with their respective affiliates and any former affiliates holding Company voting securities pursuant to Section 4.01(b) of the Governance Agreement.

              (i) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

              (j) "Committee" shall mean the Executive Compensation Committee of the Board or such other committee of the Board as may be designated by the Board.

              (k) "Company" shall mean Hexcel Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

              (l) "Disability" shall mean that, as a result of the Participant's incapacity due to physical or mental illness or injury, the Participant shall not have performed all or substantially all of the Participant's usual duties as an employee for a period of more than one-hundred-fifty (150) days in any period of one-hundred-eighty (180) consecutive days.

              (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

              (n) "Fair Market Value" per share of Stock shall be the average of the closing prices on the NYSE Consolidated Transactions Tape for the five trading days immediately preceding the relevant valuation date and "Fair Market Value" of a Restricted Stock Unit on any valuation date shall be deemed to be equal to the Fair Market Value of a share of Stock on such valuation date.

              (o) "Governance Agreement" shall have the meaning given in the Strategic Alliance Agreement.

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              (p)  "Participant" shall mean a person who receives a grant of
Restricted Stock Units under the Plan; all such grants are sometimes referred to herein as "purchases".

              (q) "Person", as used in Article 6 hereof, shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act, but excluding Ciba for so long as Ciba is subject to the restrictions imposed by the Governance Agreement.

              (r) "Plan" means this Hexcel Corporation Management Stock Purchase Plan, as amended from time to time.

              (s) "Restricted Period" shall have the meaning given in Sections 5(c) and 5(h) hereof.

              (t) "Restricted Stock Unit" or "Restricted Stock Units" shall have the meaning given in Section 5 hereof.

              (u) "Retirement" shall mean the termination of a Participant's employment (other than by reason of death or Cause) which occurs either (i) at or after age 65 or (ii) at or after age 55 after five (5) years of employment by the Company (or a Subsidiary thereof).

              (v) "Stock" shall mean shares of the common stock of the Company, par value $.01 per share.

              (w) "Strategic Alliance Agreement" shall mean the Strategic Alliance Agreement among Hexcel Corporation, Ciba-Geigy Limited and Ciba-Geigy Corporation, dated as of September 29, 1995, as amended.

              (x) "Subsidiary" shall mean any subsidiary of the Company (whether or not a subsidiary at the date the Plan is adopted) which is designated by the Committee to participate in the Plan.

              (y)  "Term" shall have the meaning given in Article 14 hereof.

3.  STOCK.

          The maximum number of shares of the Stock which shall be reserved for the grant of Restricted Stock Units under the Plan shall be 150,000, which number shall be subject to adjustment as provided in Article 7 hereof. Such shares

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may be either authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

         If any outstanding grant of Restricted Stock Units under the Plan should, for any reason be cancelled or be forfeited before all its restrictions lapse, the shares of Stock allocable to the cancelled or terminated portion of such grant shall (unless the Plan shall have been terminated) become available for subsequent grants under the Plan.

4.  ELIGIBILITY.

         During the Term of the Plan any Participant in the Annual Plan can elect to receive up to fifty (50%) percent of the Participant's Annual Bonus in Restricted Stock Units granted pursuant to, and subject to the terms and conditions of, this Plan. Except as otherwise provided by the Committee in its discretion with respect to the first fiscal year of the Company in which
(i) the Plan is in effect or (ii) a Participant participates in the Plan, any such election by a Participant must be made at least six months prior to the day the amount of the Participant's Annual Bonus is finally determined under
the Annual Plan.   Since the Restricted Stock Units are "purchased" with part or all of the Annual Bonus, all Restricted Stock Unit grants under this Plan are sometimes referred to herein as "purchases." For purposes of the Plan, the date of purchase of a Restricted Stock Unit shall be deemed to be the date the Annual Bonus (from which the purchase funds are derived) is payable.

5.  RESTRICTED STOCK UNITS.

         Each grant of Restricted Stock Units under the Plan shall be evidenced by a written Agreement between the Company and the Participant, in such form as the Committee shall from time to time approve, and shall comply with the following terms and conditions (and with such other terms and conditions not inconsistent with the terms of this Plan as the Committee, in its discretion, shall establish):

              (a) NUMBER OF RESTRICTED STOCK UNITS. Each Agreement shall state the number of Restricted Stock Units to be subject to a grant.

              (b) PRICE. The price of each Restricted Stock Unit purchased under the Plan shall be eighty (80%) percent of its Fair Market Value on the date of purchase. Notwithstanding any other provision of the Plan, in no event shall the price per Restricted Stock Unit be less than the par value per share of Stock.

              (c)  NORMAL VESTING; NORMAL END OF RESTRICTED PERIOD.  Subject to
Section 5(d) hereof, one-third (1/3) of Restricted Stock Units

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purchased on a given date shall vest on each of the first three anniversaries of the date of purchase, but the Restricted Period of all Restricted Stock Units purchased on that date shall end on the third anniversary thereof.

              (d) ACCELERATION OF VESTING AND END OF RESTRICTED PERIOD. Notwithstanding Section 5(c) hereof, a Participant's Restricted Stock Units shall immediately become completely vested and their respective Restricted Periods shall end upon the first to occur of (x) a Change in Control, (y) the involuntary termination of the Participant's employment without Cause, or (z) the termination of a Participant's employment by reason of Retirement or the Participant's death or Disability. Additionally, the Committee shall have the authority to vest any or all of a Participant's Restricted Stock Units and to end their respective Restricted Periods at such earlier time or times and on such terms and conditions as the Committee shall deem appropriate.

              (e) PAYMENT AT END OF RESTRICTED PERIOD. Upon the end of the Restricted Period with respect to a Restricted Stock Unit, the Participant (or the Participant's estate, in the event of the Participant's death) will receive payment of all the Participant's Restricted Stock Units in the form of an equal number of unrestricted shares of Stock.

              (f) TERMINATION DURING THE RESTRICTED PERIOD AND VESTED RESTRICTED STOCK UNITS; PAYMENT. If the termination of the employment of a Participant occurs during the Restricted Period, the Participant (or the Participant's estate, in the event of the Participant's death) will receive unrestricted shares of Stock equal in number to the Participant's vested Restricted Stock Units.

              (g) TERMINATION DURING RESTRICTED PERIOD AND UNVESTED RESTRICTED STOCK UNITS; PAYMENT. If the termination of the employment of a Participant occurs during the Restricted Period, the Participant will receive a cash payment equal to eighty (80%) percent of the Fair Market Value of the Participant's unvested Restricted Stock Units on the date of their purchase.

              (h) RESTRICTIONS. Restricted Stock Units (whether or not vested) may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, during the Restricted Period. The Committee may also impose such other restrictions and conditions on the shares as it deems appropriate.

6.  CHANGE IN CONTROL OF THE COMPANY.

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         For purposes of the Plan, the term "Change in Control" shall mean any of the following events:

              (a) (i) any Person is or becomes the Beneficial Owner of 20% or more of either (x) the then outstanding common stock of the Company (the "Outstanding Common Stock") or (y) the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the Company (the "Total Voting Power"), excluding, however, the following: (1) any acquisition by the Company or any of its affiliates or (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its affiliates; and (ii) Ciba Beneficially Owns, in the aggregate, a lesser percentage of the Total Voting Power than such Person Beneficially Owns; or

              (b) a change in the composition of the Board such that the individuals who, as of the date of the adoption of the Plan by the Board, constitute the Board (such individuals shall be hereinafter referred to as the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board; PROVIDED, HOWEVER, for purposes of this definition, that any individual who becomes a director subsequent to such date, whose election, or nomination for election by the Company's stockholders, was made or approved pursuant to the Governance Agreement or by a vote of at least a majority of the Incumbent Directors (or directors whose election or nomination for election was previously so approved) shall be considered a member of the Incumbent Board; but, PROVIDED, FURTHER, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person or legal entity other than the Board shall not be considered a member of the Incumbent Board; or

              (c) the approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction (i) pursuant to which all or substantially all of the individuals and entities who are the Beneficial Owners, respectively, of the Outstanding Common Stock and Total Voting Power immediately prior to such Corporate Transaction will Beneficially Own, directly or indirectly, more than 50%, respectively, of the outstanding common stock and the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the company resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Corporate Transaction of the Outstanding Common Stock and Total Voting

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Power, as the case may be, or (ii) after which no Person Beneficially Owns a greater percentage of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of such corporation than does Ciba; or

              (d) Ciba shall become the Beneficial Owner of more than 57.5% of the Total Voting Power; or

              (e) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

7.  EFFECT OF CERTAIN CHANGES.

         In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the number of shares of Stock available for grants and the number of such shares covered by outstanding grants shall be equitably adjusted by the Committee to reflect such event and preserve the value of such grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

8.  PAYMENT OF WITHHOLDING TAXES.

         The Committee shall have discretion to permit or require a Participant, on such terms and conditions as it determines, to pay all or a portion of any taxes arising in connection with a purchase of Restricted Stock Units hereunder or the vesting or lapse of restrictions with respect thereto by having the applicable employer withhold shares of the Stock or by the Participant's delivering other shares of Stock having a then-current Fair Market Value equal to the amount of taxes to be withheld.

9.  RIGHTS AS A STOCKHOLDER.

         A Participant or a transferee of a grant shall have no rights as a stockholder with respect to any shares of Stock which may become issuable pursuant to the grant until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends (whether ordinary or extraordinary, and whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article 7 hereof.

10.  NO RIGHTS TO EMPLOYMENT.

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         Nothing in the Plan or in any grant made or Agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with, or limit in any way, the right of the Company or any such Subsidiary to terminate such Participant's employment. Grants made under the Plan shall not be affected by any change in duties or position of a Participant as long as such Participant continues to be employed by the Company or any Subsidiary.

11.  ADMINISTRATION.

         The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Restricted Stock Units; to determine the persons to whom, and the time or times at which grants shall be granted; to determine the number of Restricted Stock Units to be covered by each grant; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend grants, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. The Committee may appoint a chairperson and a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. The Committee shall hold its meetings at such times and places (and its telephonic meetings at such times) as it shall deem advisable. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any stockholder.

         No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any grant hereunder.

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12.  AMENDMENT AND TERMINATION OF THE PLAN.

         The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that an amendment for which the Board determines stockholder approval is necessary or appropriate under the circumstances then prevailing shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Article 7 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any grant previously made to a Participant, unless the written consent of the Participant is obtained.

13.  GOVERNING LAW.

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

14.  EFFECTIVE DATE; APPROVAL OF STOCKHOLDERS; TERM.

         The Plan shall become effective January 1, 1997, subject to the approval of the shareholders of the Company. Unless the Plan is terminated earlier pursuant to Article 12 hereof, the Term of the Plan shall end on March 31, 2007 (or such earlier date as all Restricted Stock Units to be granted in connection with elections made under the Annual Plan with respect to the Company's 2006 fiscal year have been granted), and no grants shall be made thereafter. However, holdings of Restricted Stock Units granted hereunder may extend beyond such date, and the provisions of the Plan shall continue to apply to such Restricted Stock Units.

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